UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 16, 2014

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

	1-11530	38-2033632
	(Commission File Number)	(I.R.S. Employer Identification No.)

	200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
	(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously announced in June 2014, subsidiaries (the Sellers) of Taubman Centers, Inc. (the Company) entered into Purchase and Sale Agreements with an affiliate of Starwood Capital Group Global, L.P., SRP TM Holdings, L.P. (Starwood), pursuant to which Starwood agreed to purchase a portfolio of seven Taubman malls.

On October 16, 2014, the Company completed the disposition of the Sale Centers, for consideration of $1.403 billion. After prepayment or defeasance of $623 million of property-level debt and accrued interest and $44 million of transaction costs, net cash proceeds were $736 million. The Company's share of the net cash proceeds was $716 million.

The following malls (the Sale Centers) were sold:

MacArthur Center            Norfolk, Va.
Stony Point Fashion Park        Richmond, Va.
Northlake Mall                Charlotte, N.C.
The Mall at Wellington Green        Wellington, Fla.
The Shops at Willow Bend        Plano, Tex.
The Mall at Partridge Creek        Clinton Township, Mich.
Fairlane Town Center            Dearborn, Mich.

Item 7.01. REGULATION FD DISCLOSURE.

On October 17, 2014, the Company issued a press release announcing the completion of the disposition of the Sale Centers. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

While specific uses of the net proceeds have not been determined as of the date of the closing, certain Sellers engaged Qualified Intermediaries (QIs) to take receipt of their net proceeds with the intention that the funds be used in tax-deferred exchanges under Section 1031 of the Internal Revenue Code. The Company intends to initially use the remaining net proceeds to reduce outstanding borrowings under its revolving lines of credit and for general corporate purposes, to the extent the proceeds are not used to pay a special dividend. If no synergistic asset or assets for a Section 1031 exchange can be identified for the Sale Centers, a special dividend of up to approximately $5.00 per share may be declared by the end of the year 2014 to be paid no later than January 2015. In the event the Company identifies one or more synergistic assets for a Section 1031 exchange but fails to close on the acquisition within the time period required under the Internal Revenue Code, then the Company may declare a special dividend of up to $5.00 per share to be paid in April 2015.

The information in this Item 7.01 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

The descriptions contained in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the the use of proceeds, and pro forma operational and financial data. These statements reflect management's current views with respect to future events and financial performance. The forward-looking statements included herein are made as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks and uncertainties. You should review the Company's filings with the Securities and Exchange Commission, including “Risk Factors” in its most recent Annual Report on Form 10-K and subsequent quarterly reports, for a discussion of additional risks and uncertainties.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit	Description
2.1
Purchase and Sale Agreement, dated June 17, 2014, by and among the Parties listed in Exhibit A (Sellers) and SRP TM Holdings, L.P. (Purchaser) (incorporated by reference from the Form 8-K filed on June 18, 2014)

2.2	Purchase and Sale Agreement, dated June 17, 2014, by and among Partridge Creek Fashion Park LLC and Purchaser (incorporated by reference from the Form 8-K filed on June 18, 2014)
4.1
Release of Guaranty, dated October 16, 2014, by and among Fairlane Town Center LLC, Willow Bend Shopping Center Limited Partnership, and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the Lenders under the Revolving Credit Agreement

4.2
Release of Guaranty, dated October 16, 2014, by and among Fairlane Town Center LLC, Willow Bend Shopping Center Limited Partnership, and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the Lenders under the Term Loan Agreement

99.1	Press Release, dated October 17, 2014, entitled “Taubman Completes Sale of Seven Malls to Starwood Capital Group”
99.2
Taubman Center's Inc. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June, 30, 2014, and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 2014 and year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2014	TAUBMAN CENTERS, INC.

	By:	/s/ Lisa A. Payne
Lisa A. Payne
Vice Chairman and Chief Financial Officer

EXHIBITS

Exhibit	Description
2.1
Purchase and Sale Agreement, dated June 17, 2014, by and among the Parties listed in Exhibit A (Sellers) and SRP TM Holdings, L.P. (Purchaser) (incorporated by reference from the Form 8-K filed on June 18, 2014)

2.2	Purchase and Sale Agreement, dated June 17, 2014, by and among Partridge Creek Fashion Park LLC and Purchaser (incorporated by reference from the Form 8-K filed on June 18, 2014)
4.1
Release of Guaranty, dated October 16, 2014, by and among Fairlane Town Center LLC, Willow Bend Shopping Center Limited Partnership, and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the Lenders under the Revolving Credit Agreement

4.2
Release of Guaranty, dated October 16, 2014, by and among Fairlane Town Center LLC, Willow Bend Shopping Center Limited Partnership, and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the Lenders under the Term Loan Agreement

99.1	Press Release, dated October 17, 2014, entitled “Taubman Completes Sale of Seven Malls to Starwood Capital Group”
99.2
Taubman Center's Inc. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June, 30, 2014, and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 2014 and year ended December 31, 2013